Supplement dated November 30, 2021, to the
Prospectus for your Variable Annuity
Issued by

Allstate Life Insurance Company
(now known as Everlake Life Insurance Company)

Allstate Life Variable Life Separate Account I
(to be renamed Everlake Life Variable Life Separate Account I)

This supplement updates certain information contained in the prospectus and statement of additional information for your variable annuity contract issued by Allstate Life Insurance Company, now known as Everlake Life Insurance Company (each a “Contract”).

Please read this supplement carefully and keep it for future reference. No other action is required of you.

On November 1, 2021, Allstate Insurance Company completed its sale of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). As a result of the Transaction, Allstate Distributors, LLC, has changed its name to Everlake Distributors, LLC, and Allstate Life Insurance Company has changed its name to Everlake Life Insurance Company (the “Company”). The Company is changing the names of its separate accounts, including the one named above, and certain of its Contracts in the near future to reflect the change in the Company’s name. You will receive an endorsement to your Contract that reflects these name changes, as applicable.

The terms and provisions of your Contract will not be changed by the Transaction.

If you have any questions about this supplement, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

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